                                                                     EXHIBIT 4.1

       ===================================================================





                         YORKSHIRE POWER FINANCE LIMITED

                                       AND

                          YORKSHIRE POWER GROUP LIMITED

                                       AND

                        THE BANK OF NEW YORK, AS TRUSTEE
                             PRINCIPAL PAYING AGENT,
                          REGISTRAR AND TRANSFER AGENT

                                       AND

                       BANQUE GENERALE DU LUXEMBOURG S.A.,
                       AS PAYING AGENT AND TRANSFER AGENT

                        SUBORDINATED DEBENTURE INDENTURE

                           Dated as of May _____, 1998



       ===================================================================


                                            TABLE OF CONTENTS
                                                                                                      Page
                                                                                                      ----
ARTICLE I DEFINITIONS ...................................................................................1

      SECTION 1.01.   Definitions........................................................................1
      SECTION 1.02.   Compliance Certificates and Opinions..............................................10
      SECTION 1.03.   Form of Documents Delivered to Trustee............................................11
      SECTION 1.04.   Acts of Holders...................................................................12
      SECTION 1.05.   Notices, Etc., to Trustee and Company.............................................14
      SECTION 1.06.   Notice to Holders; Waiver.........................................................14
      SECTION 1.07.   Conflict with Trust Indenture Act.................................................16
      SECTION 1.08.   Effect of Headings and Table of Contents..........................................16
      SECTION 1.09.   Successors and Assigns............................................................16
      SECTION 1.10.   Separability Clause...............................................................16
      SECTION 1.11.   Benefits of Indenture.............................................................16
      SECTION 1.12.   Governing Law.....................................................................16
      SECTION 1.13.   Legal Holidays....................................................................16

ARTICLE II SECURITIES ..................................................................................17

      SECTION 2.01.   Forms Generally...................................................................17
      SECTION 2.02.   Form of Trustee's Certificate of Authentication...................................17
      SECTION 2.03.   Form of Trustee's Certificate of Authentication by an Authenticating
                             Agent......................................................................18
      SECTION 2.04.   Form of Guarantee.................................................................18
      SECTION 2.05.   Amount Unlimited; Issuable in Series..............................................19
      SECTION 2.06.   Denominations.....................................................................22
      SECTION 2.07.   Execution, Authentication, Delivery and Dating....................................22
      SECTION 2.08.   Transfer Agent and Paying Agent...................................................24
      SECTION 2.09.   Temporary Securities..............................................................24
      SECTION 2.10.   Registration, Registration of Transfer and Exchange...............................25
      SECTION 2.11.   Mutilated, Destroyed, Lost and Stolen Securities..................................27
      SECTION 2.12.   Payment of Interest; Interest Rights Reserved.....................................28
      SECTION 2.13.   Persons Deemed Owners.............................................................29
      SECTION 2.14.   Cancellation......................................................................30
      SECTION 2.15.   Computation of Interest...........................................................30
      SECTION 2.16.   Global Securities.................................................................30
      SECTION 2.17.   Extension of Interest Payment Period; Deferral of Interest Payment................31
      SECTION 2.18.   CUSIP Numbers.....................................................................31

ARTICLE III COVENANTS ..................................................................................32

      SECTION 3.01.   Payment of Principal, Premium and Interest........................................32
      SECTION 3.02.   Maintenance of Office or Agency...................................................32
      SECTION 3.03.   Money for Securities Payments to Be Held in Trust.................................33

      SECTION 3.04.   Appointments to Fill Vacancies in Trustee's Office................................34
      SECTION 3.05.   Certificate to Trustee............................................................34
      SECTION 3.06.   Compliance with Consolidation Provisions..........................................35
      SECTION 3.07.   Limitation on Dividends...........................................................35
      SECTION 3.08.   Covenants as to the Related Business Trust........................................36
      SECTION 3.09.   Covenants as to Treatment of Securities...........................................36
      SECTION 3.10.   Additional Interest...............................................................36
      SECTION 3.11.   Waiver of Certain Covenants.......................................................36
      SECTION 3.12.   Payment of Additional Amounts.....................................................37
      SECTION 3.13.   Copies Available to Holders.......................................................38
      SECTION 3.14.   Company Covenants.................................................................39

ARTICLE IV HOLDERS, LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE....................................39

      SECTION 4.01.   Holders' Lists....................................................................39
      SECTION 4.02.   Preservation and Disclosure of Lists..............................................39
      SECTION 4.03.   Reports of the Company and the Guarantor..........................................41
      SECTION 4.04.   Reports by the Trustee............................................................41

ARTICLE V REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT.......................................42

      SECTION 5.01.   Events of Default.................................................................42
      SECTION 5.02.   Payment of Securities on Default; Suit Therefor...................................44
      SECTION 5.03.   Application of Moneys Collected by Trustee........................................46
      SECTION 5.04.   Proceedings by Holders............................................................47
      SECTION 5.05.   Remedies Cumulative and Continuing................................................48
      SECTION 5.06.   Direction of Proceedings and Waiver of Defaults by Majority of Holders............48
      SECTION 5.07.   Undertaking to Pay Costs..........................................................49

ARTICLE VI CONCERNING THE TRUSTEE.......................................................................49

      SECTION 6.01.   Certain Duties and Responsibilities...............................................49
      SECTION 6.02.   Notice of Defaults................................................................50
      SECTION 6.03.   Certain Rights of Trustee.........................................................51
      SECTION 6.04.   Not Responsible for Recitals or Issuance of Securities............................52
      SECTION 6.05.   May Hold Securities...............................................................52
      SECTION 6.06.   Money Held in Trust...............................................................52
      SECTION 6.07.   Compensation and Reimbursement....................................................52
      SECTION 6.08.   Disqualification; Conflicting Interests...........................................53
      SECTION 6.09.   Corporate Trustee Required; Eligibility...........................................53
      SECTION 6.10.   Resignation and Removal; Appointment of Successor Trustee.........................53
      SECTION 6.11.   Acceptance of Appointment by Successor............................................55

      SECTION 6.12.   Merger, Conversion, Consolidation or Succession to Business.......................56
      SECTION 6.13.   Preferential Collecting of Claims Against Company.................................56
      SECTION 6.14.   Authenticating Agents.............................................................60

ARTICLE VII CONCERNING THE HOLDERS......................................................................62

      SECTION 7.01.   Action by Holders.................................................................62
      SECTION 7.02.   Proof of Execution by Holders.....................................................63
      SECTION 7.03.   Who Are Deemed Absolute Owners....................................................63
      SECTION 7.04.   Securities Owned by Company Deemed Not Outstanding................................63
      SECTION 7.05.   Revocation of Consents; Future Holders Bound......................................64

ARTICLE VIII HOLDERS' MEETINGS..........................................................................64

      SECTION 8.01.   Purposes of Meetings..............................................................64
      SECTION 8.02.   Call of Meetings by Trustee.......................................................65
      SECTION 8.03.   Call of Meetings by Company or Holders............................................65
      SECTION 8.04.   Qualifications for Voting.........................................................65
      SECTION 8.05.   Regulations.......................................................................65
      SECTION 8.06.   Voting............................................................................66

ARTICLE IX SUPPLEMENTAL INDENTURES......................................................................67

      SECTION 9.01.   Supplemental Indentures Without Consent of Holders................................67
      SECTION 9.02.   Supplemental Indentures With Consent of Holders...................................69
      SECTION 9.03.   Compliance with Trust Indenture Act; Effect of Supplemental Indentures............70
      SECTION 9.04.   Notation on Securities............................................................70
      SECTION 9.05.   Evidence of Compliance of Supplemental Indenture to be Furnished Trustee..........71

ARTICLE X CONSOLIDATION, CONVERSION, MERGER, SALE, CONVEYANCE AND LEASE.................................71

      SECTION 10.01.  Company and Guarantor May Consolidate, etc., on Certain Terms.....................71
      SECTION 10.02.  Successor Corporation Substituted.................................................71
      SECTION 10.03.  Withholding.......................................................................72

ARTICLE XI SATISFACTION AND DISCHARGE...................................................................72

      SECTION 11.01.  Satisfaction and Discharge of Securities..........................................72
      SECTION 11.02.  Satisfaction and Discharge of Indenture...........................................75
      SECTION 11.03.  Application of Trust Money........................................................75

ARTICLE XII IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.............................76

      SECTION 12.01.  Indenture and Securities Solely Corporate Obligations.............................76

ARTICLE XIII REDEMPTION OF SECURITIES...................................................................76

      SECTION 13.01.  Applicability of Article..........................................................76
      SECTION 13.02.  Optional Tax Redemption...........................................................76
      SECTION 13.03.  Notice of Redemption; Selection of Securities.....................................77
      SECTION 13.04.  Securities Payable on Redemption Date.............................................78
      SECTION 13.05.  Securities Redeemed in Part.......................................................79

ARTICLE XIV SUBORDINATION OF SECURITIES.................................................................79

      SECTION 14.01.  Agreement to Subordinate..........................................................79
      SECTION 14.02.  Default on Senior Debt............................................................79
      SECTION 14.03.  Liquidation; Dissolution; Bankruptcy..............................................80
      SECTION 14.04.  Subrogation.......................................................................81
      SECTION 14.05.  Trustee to Effectuate Subordination...............................................82
      SECTION 14.06.  Notice by the Company.............................................................82
      SECTION 14.07.  Rights of the Trustee; Holders of Senior Debt.....................................83
      SECTION 14.08.  Subordination May Not Be Impaired.................................................84

ARTICLE XV GUARANTEE OF SECURITIES......................................................................84

      SECTION 15.01.  Applicability of Article; Unconditional Guarantee.................................84
      SECTION 15.02.  Waiver of Notice and Demand.......................................................85
      SECTION 15.03.  Guarantor Obligations Not Affected................................................85
      SECTION 15.04.  Execution of Guarantee............................................................86
      SECTION 15.05.  Subrogation.......................................................................87
      SECTION 15.06.  Independent Obligations...........................................................87

ARTICLE XVI SINKING FUNDS...............................................................................87

      SECTION 16.01.  Applicability of Article..........................................................87
      SECTION 16.02.  Satisfaction of Sinking Fund Payments with Securities.............................88
      SECTION 16.03.  Redemption of Securities for Sinking Fund.........................................88

ARTICLE XVII MISCELLANEOUS PROVISIONS...................................................................89

      SECTION 17.01.  Consent to Jurisdiction; Appointment of Agent to Accept Service of Process........89
      SECTION 17.02.  Successors........................................................................91
      SECTION 17.03.  Official Acts by Successor Corporation............................................91
      SECTION 17.04.  Execution in Counterparts.........................................................91

                                    TIE-SHEET

of provisions of Trust Indenture Act of 1939 with Indenture dated as of May ___, 1998 between Yorkshire Power Finance Limited, Yorkshire Power Group Limited and The Bank of New York, Trustee:

ACT SECTION                                                       INDENTURE SECTION
310(a)(1)....................................................................6.09
   (a)(2) ...................................................................6.09
310(a)(3).....................................................................N/A
   (a)(4).....................................................................N/A
310(a)(5)..............................................................6.10, 6.11
310(b).......................................................................6.08
311(a) and (b).........................................................6.13, 4.04
312(a).......................................................................4.01
312(b) and (c)...............................................................4.02
313(a).......................................................................4.04
313(b)(1).....................................................................N/A
313(b)(2)....................................................................4.04
313(c).......................................................................4.04
313(d).......................................................................4.04
314(a).......................................................................4.03
314(b)........................................................................N/A
314(c)(1) and (2)............................................................1.02
314(c)(3).....................................................................N/A
314(d) .......................................................................N/A
314(e).......................................................................1.02
314(f) .......................................................................N/A
315(a)(c) and (d)............................................................6.01
315(b) ......................................................................6.02
315(e) ......................................................................5.07
316(a)(1) .............................................................5.02, 5.06
316(a)(2).....................................................................N/A
316(b) ......................................................................5.04
317(a) ................................................................5.02, 5.03
317(b) ......................................................................6.05
318(a) ......................................................................1.07

-----------

THIS TIE-SHEET IS NOT PART OF THE INDENTURE AS EXECUTED

     THIS SUBORDINATED DEBENTURE INDENTURE, dated as of May ____, 1998, among Yorkshire Power Finance Limited, a limited liability company organized under the laws of the Cayman Islands (the "Company"), having its registered office at P.O. Box 309, Georgetown, Grand Cayman, Cayman Islands, British West Indies, as issuer, Yorkshire Power Group Limited, a company organized under the laws of England and Wales, having its principal office at Wetherby Road, Scarcroft, Leeds, England ("Yorkshire Group" or the "Guarantor"), The Bank of New York, a New York banking corporation, as trustee, principal paying agent, registrar and transfer agent (the "Trustee") and Banque Generale du Luxembourg S.A., as paying agent and transfer agent.

                              W I T N E S S E T H:

     WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities") to be issued in one or more series as provided in this Indenture; and

     WHEREAS, the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the guarantee of the Securities as herein provided; and

     WHEREAS, all things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

     NOW, THEREFORE, for and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) The terms defined in this Article shall have the respective meanings specified in this Article.

     (2) All other terms used in this Indenture which are defined in the Trust Indenture Act (as defined herein), or which are by reference therein defined in the Securities Act (as defined herein), shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed.

     (3) All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation.

     (4) The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.

     "Additional Amounts" shall have the meaning set forth in Section 3.12.

     "Additional Interest" means such additional amounts as may be required so that the net amounts received and retained by the Holder after paying taxes, duties, assessments or governmental charges of whatever nature imposed by a Taxing Jurisdiction will not be less than the amounts the Holder would have received had no such taxes, duties, assessments or other governmental charges been imposed.

     "Administrative Trustees" when used with respect to the Securities of any series means the Persons designated as such in the Trust Agreement of the related Business Trust.

     "Affiliate" shall mean, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding the power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

     "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

     "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

     "Bearer Security" means any Security that is payable to bearer.

     "Board of Directors" shall mean either the Board of Directors of the Company or the Guarantor, as applicable, or any duly authorized committee of the officers and/or directors of the Company or the Guarantor appointed by that board.

     "Board Resolution" shall mean a copy of a resolution certified by a Director of the Company or the Guarantor, as applicable, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Book-Entry Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Book-Entry Depositary (or a nominee thereof) by the Company pursuant to Section 2.05 and, if so provided pursuant to
Section 2.05 with respect to the Securities of a series, any successor to such Person. If at any time there is more than one such Person, "Book-Entry Depositary" shall mean, with respect to any series of Securities, the qualifying entity which has been appointed with respect to the Securities of that series.

     "Book-Entry Interests" means certificateless depositary interests (representing in the aggregate a 100% beneficial interest in a Global Bearer Security) to be issued by the Book-Entry Depositary to the Business Trust or DTC or its successor as depositary of the Book-Entry Interests.

     "Business Day" shall mean, with respect to the Place of Payment any series of Securities, any day other than a Saturday or a Sunday or a day on which banking institutions in any Place of Payment are authorized or required by law or executive order to close.

     "Business Trust" means any Delaware statutory business trust formed by the Guarantor or an affiliate to issue its Trust Securities, the proceeds of which will be used to purchase Securities of one or more series.

     "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" shall mean Yorkshire Power Finance Limited, a limited liability company organized under the laws of the Cayman Islands, and, subject to the provisions of Article X, shall include its successors and assigns.

     "Company Request" or "Company Order" shall mean a written request or order signed in the name of the Company by any Director and by any other Director or the Treasurer, the Secretary or an Assistant Secretary or Assistant Treasurer of the Company or any other officer so authorized, and delivered to the Trustee.

     "Control Certificate" means a certificate evidencing voting control and appointment power of a Business Trust.

     "corporation" includes corporations, associations, companies, partnerships and business trusts.

     "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

     "Default" shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

     "Defaulted Interest" shall have the meaning set forth in Section 2.12.

     "Delaware Trustee" when used with respect to the Securities of any series means the Person designated as such in the Trust Agreement of the related Business Trust.

     "Deposit Agreement" means any deposit agreement among the Company, a Book-Entry Depositary and the holders and beneficial owners from time to time of interests in Book-Entry Interests.

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as of the time shall be legal tender for the payment of public and private debt in the United States.

     "DTC" shall mean The Depository Trust Company, (or a nominee thereof) or its successors.

     "Event of Default" shall mean any event specified in Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certificated Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Company and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of the Company and its Subsidiaries.

     "Global Bearer Security" means a Bearer Security, evidencing all or part of a series of Securities, issued to the Book-Entry Depositary for such series.

     "Global Registered Security" means a Registered Security, evidencing all or part of a series of Securities, issued to the Book-Entry Depositary for such series.

     "Global Security" means a Global Registered Security or a Global Bearer Security.

     "Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a certificate, depository receipt or other instrument which evidences a direct ownership in such obligations with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a certificate, depository receipt or other instrument, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such instrument from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such instrument.

     "Gross-Up Taxes" shall have the meaning set forth in Section 3.12.

     "Guarantee" means the guarantee set forth in Article XV by the Guarantor of any Security of any series authenticated and delivered pursuant to this Indenture either (i) if specified, as contemplated by Section 15.01, to be applicable to Securities of such series and not endorsed on such securities pursuant to Article XV hereof, or (ii) in all other cases, endorsed on such Securities.

     "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

     "Holder", "holder of Securities", or other similar terms, means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Global Bearer Security, the Book-Entry Depositary therefor.

     "Indenture" shall mean this instrument as originally executed or, if amended as herein provided, as so amended.

     "Intercompany Notes" means promissory notes issued, from time to time, by the Guarantor and certain of its affiliates which the Company purchases with the proceeds from the issuance of the Securities.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Investment Company Act Event" shall mean that the Guarantor or the Company shall have received an opinion of independent counsel (which may be counsel to the Guarantor or its affiliates) experienced in such matters, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (an "Investment Company Act Change"), there is more than an insubstantial risk that the Guarantor or the Company is or will be considered an

"investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which Investment Company Act Change becomes effective on or after the date of the prospectus for the Trust Securities.

     "Maturity" means, when used with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at Stated Maturity or by the declaration of acceleration, call for redemption or otherwise.

     "Notice of Default" shall have the meaning set forth in Section 5.01(c).

     "Officers" shall mean any Director or the Treasurer, the Secretary or an Assistant Secretary or an Assistant Treasurer of the Company or any other officer of the Company so authorized.

     "Officers' Certificate" shall mean a certificate signed by two Officers and delivered to the Trustee.

     "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel for the Company or the Guarantor.

     "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 7.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee or an Authenticating Agent under this Indenture, except

     (a) Securities theretofore cancelled by the Trustee or an Authenticating Agent or delivered to the Trustee for cancellation;

     (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as in Article XIII provided or provision satisfactory to the Trustee shall have been made for giving such notice; and

     (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of
          Section 2.09 unless proof satisfactory to the Company and the Trustee is presented that any such Securities are held by bona fide holders in due course.

     "Paying Agent" means Banque Generale du Luxembourg S.A. and any other Person, authorized by the Company to pay the principal of, and premium, if any, or interest, if any, on any Securities on behalf of the Company, including, without limitation, the Principal Paying Agent.

     "Person" shall mean a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Place of Payment", when used with respect to the Securities of any series, means the place or places, specified as contemplated by Section 2.05, at which, subject to Section 3.02, principal of and premium, if any, and interest, if any, on the Securities of such series are payable.

     "Predecessor Security" of any particular Security shall mean every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.11 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Principal Paying Agent" means The Bank of New York until a successor Principal Paying Agent shall have become such pursuant to the applicable provisions of this Indenture and, thereafter, "Principal Paying Agent" shall mean such successor Principal Paying Agent.

     "Property Trustee" when used with respect to the Securities of any series means the Person designated as such in the Trust Agreement of the related Business Trust.

     "Redemption Price" means, when used with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to Indenture exclusive of accrued and unpaid interests.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture.

     "Registered Security", means any Security that is payable to a registered owner or registered assigns thereof as registered in the Security Register.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.05.

     "Relevant Date" means whichever is the later of (i) the date on which payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the holders in accordance with the Indenture.

     "Responsible Officer", when used with respect to the Trustee, shall mean any officer of the Trustee including any vice-president, any assistant vice-president, any secretary, any assistant secretary, the treasurer, any assistant treasurer or any other officer within the Corporate Trust Office of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Security Register" and "Security Registrar" shall have the respective meanings set forth in Section 2.10.

     "Senior Debt" shall mean with respect to any person: (i) any payment due in respect of indebtedness of such person, whether outstanding at the date of execution of the Indenture or thereafter incurred, created or assumed, (a) in respect of money borrowed (including any financial derivative, hedging or futures contract or similar instrument) and (b) evidenced by securities, bonds, debentures, notes or other similar instruments issued by such person that, by their terms, are senior or senior subordinated debt securities, (ii) all capital lease obligations; (iii) all obligations issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations of such person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business and long-term purchase obligations), (iv) all obligations for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through
(iv) above of other persons the payment of which such person is responsible or liable as obligor, guarantor or otherwise, and (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of such person (whether or not such obligation is assumed by such person); provided, however, that Senior Debt shall not include
(1) any such indebtedness that is by its terms subordinated to or pari passu with the Securities and (2) any unsecured indebtedness between or among such person or its affiliates. Such Senior Debt shall continue to be Senior Debt and be entitled to the benefits of the subordination provisions contained in the Indenture irrespective of any amendment, modification or waiver of any term of such Senior Debt.

     "Special Event" means either a Tax Event or an Investment Company Act
Event.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.12.

     "Stated Maturity", when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date, if any, on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, declaration of acceleration, purchase or extension); provided that, with regard to any installment of interest, Stated Maturity shall not include any date as to which the Company shall have elected to extend the interest payment period in accordance with Section 2.05.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Guarantor, an affiliate thereof or by one or more other Subsidiaries. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such corporation having ordinary voting power for the election of a majority of the directors (or the equivalent) of such corporation, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

     "Tax Event" means the receipt by the Guarantor or the Company of an opinion of independent counsel (which may be counsel to the Guarantor or its affiliates) experienced in such matters to the effect that there has been (a) amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of any supranational federation to which the United Kingdom belongs or the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company or the Guarantor is incorporated or created, as applicable, or in which the Company or the Guarantor is managed or has a place of business (each, a "Taxing Jurisdiction"), (b) any official administrative pronouncement or judicial decision interpreting, clarifying or applying such laws or regulations or (c) a threatened challenge asserted by a government or taxing authority with respect to the Guarantor or any of its subsidiaries, or a threatened challenge asserted in writing by a government or taxing authority against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Securities or the Trust Securities, which amendment or change is effective or which pronouncement clarification, challenge or decision is announced on or after the date of the prospectus for the related Trust Securities, and that results in their being more than an insubstantial risk that (i) the Company is, or will be within 90 days of the date thereof , subject to income tax within a Taxing Jurisdiction (other than the United Kingdom corporation income tax) with respect to interest received or accrued on the Intercompany Notes, (ii) the Company is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other tax, duties or other governmental charges, (iii) interest payable by the Company on the Securities is not, or within 90 days of the date thereof, will not be, deductible, in whole or in part for United States Federal income tax or United Kingdom corporation income tax purposes, as they accrue by the Company or by a member of any tax group to which the Guarantor belongs or (iv) interest payable with respect to the Intercompany Notes by the Guarantor or its affiliates is not, or within 90 days of the date thereof, will not be, deductible, in whole or in part, for (as appropriate) United States Federal or United Kingdom corporation income tax purposes, by one of (as appropriate) the Guarantor, its shareholders or a member of any tax group to which the Guarantor belongs.

     "Tax Payments" means any direct or indirect payment by the Guarantor to governmental authorities in respect of United Kingdom, United States or Cayman Islands taxes arising from the operations of the Guarantor, the Company, the Trust or Yorkshire Electricity Group plc as and when such taxes become due and payable.

     "Trustee" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder.

     "Trust Agreement" when used with respect to a Business Trust shall mean the agreement or instrument that governs the affairs of such Business Trust.

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture except as provided in Section 9.03; provided, however, that, in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trust Securities" shall mean the securities issued by a Business Trust evidencing undivided beneficial interests in the assets of the Business Trust. Trust Securities related to a particular series of Securities means the series of Trust Securities the proceeds of the sale of which were loaned to the Company in exchange for such series of Securities.

     "Trust Securities Guarantee" shall mean any guarantee agreement executed and delivered by the Guarantor for the benefit of the holders from time to time of all or a portion of the Trust Securities of a Business Trust. The Trust Securities Guarantee related to a particular series of Trust Securities means the agreement pursuant to which the Guarantor has guaranteed, to the extent stated therein, the payment of distributions and certain other amounts with respect to such series of Trust Securities.

     "United Kingdom" means the United Kingdom of Great Britain and Northern Ireland, its territories, its possessions and other areas subject to its jurisdiction.

     "United States" means the United States of America (including the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     SECTION 1.02. Compliance Certificates and Opinions.

     Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.03. Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer or Director may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer or Director knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers or Director or Directors stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.04. Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in Person or by agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.04.

     Without limiting the generality of the foregoing, unless otherwise established in or pursuant to a Board Resolution or set forth or determined in an Officers' Certificate, or established in one or more indentures supplemental hereto, pursuant to Section 2.05, a Holder, including a Book-Entry Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Book-Entry Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Book-Entry Depositary's standing instructions and customary practices.

     (b) The fact and date of the execution by any Person of any such instrument, writing or proxy may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument, writing or proxy acknowledged to him the execution thereof.

     Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument, writing or proxy, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Registered Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (e) The principal or face amount and serial numbers of Bearer Securities of any series held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed by the Book-Entry Depositary for such Bearer Securities.

     (f) If the Company shall solicit from the Holders of Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for purposes of determining the identity of Holders of Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be sought or given before or after the record date, but only the Holders of Securities of record at the close of business on such record date shall be deemed to be Holders of Securities for the purpose of determining whether Holders of the requisite proportion of Securities of such series Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Securities of such series Outstanding shall be computed as of such record date.

     With regard to any record date set pursuant to this subsection, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to take relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this subsection, the Company may, at its option, set an expiration date after which no such action purported to be taken by any Holder shall be effective hereunder unless taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents).

     On or prior to any expiration date set pursuant to this subsection, the Company may, on one or more occasions at its option, extend such expiration date to any later date. Nothing in this subsection shall prevent any Holder (or any duly appointed agent thereof) from taking, at any time, any action contrary to or different from, any action previously taken, or purported to have been taken, hereunder by such Holder, in which event the Company may set a record date in respect thereof pursuant to this subsection. Notwithstanding the foregoing or the Trust Indenture Act, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any action to be taken by Holders pursuant to Section 5.01 or 5.06.

     Upon receipt by the Trustee of written notice of any default described in
Section 5.01, any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to Section 5.01 or of any direction in accordance with Section 5.06, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of the series entitled to join in such notice, declaration, or rescission and annulment, or direction, as the case may be, which record date shall be the close of business on the day the Trustee receives such notice, declaration, rescission and annulment or direction, as the case may be. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agent), and only such Persons, shall be entitled to join in such notice, declaration, rescission and annulment, or direction, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration, rescission and annulment, or direction, as the case may be, shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such notice of default, declaration, rescission and annulment, or direction, as the case may be, given or made by the Holders, as the case may be, shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice of default, a declaration of acceleration, a rescission and annulment of a declaration of acceleration or a direction in accordance with
Section 5.06, contrary to or different from, or, after the expiration of such period, identical to, a previously given notice, declaration, rescission and annulment, or direction, as the case may be, that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

     SECTION 1.05. Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its corporate trust office, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its registered office, with a copy addressed to the Guarantor at the address of its registered office, each as specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 1.06. Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, (i) in the case of a Holder of Registered Securities, at his address as it appears in the Security Register, and (ii) in the case of a Holder of Global Bearer Securities, at the address provided in or pursuant to the relevant Deposit Agreement of the relevant Book-Entry Depositary, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

     If Securities of any series are listed on the Luxembourg Stock Exchange and the rules of such Stock Exchange so require, notice to Holders of such Securities shall be published in a leading newspaper having general circulation in Luxembourg.

     If, by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to give such notice by mail, then such notification as shall be made at the direction of the Company in a manner reasonably calculated, to the extent practicable under the circumstances, to provide prompt notice shall constitute a sufficient notification for every purpose hereunder.

     Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 2.05, where this Indenture provides for notice to Holders of Bearer Securities of any event and the rules of any securities exchange on which such Bearer Securities are listed so require, such notice shall be sufficiently given to Holders of such Bearer Securities if published in such newspaper or newspapers as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice. Any such notice by publication shall be deemed to have been given on the date of the first such publication. In addition, notice to the Holder of any Global Bearer Security shall be given by mail in the manner provided above.

     If by reason of any cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

     Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.07. Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

     SECTION 1.08. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.09. Successors and Assigns.

     All covenants and agreements in this Indenture by the Company or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

     SECTION 1.10. Separability Clause.

     In case any provision in this Indenture, in the Securities or in any Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.11. Benefits of Indenture.

     Nothing in this Indenture, in the Securities or in any Guarantee, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.12. Governing Law.

     This Indenture, the Securities and any Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 1.13. Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal, premium, if any, or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE II

                                   SECURITIES

     SECTION 2.01. Forms Generally.

     The Securities of each series shall be in substantially the form appended to the supplemental indenture establishing such series, or in such other form as shall be established by or pursuant to a Board Resolution (or Officers' Certificate delivered pursuant thereto) or in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, a Board Resolution or one or more indentures supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Director or Directors executing such Securities, as evidenced by the Director's or Directors' execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized Director or officer of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.07 for the authentication and delivery of such Securities.

     The Trustee's certificates of authentication shall be in substantially the form set forth in this Article or in a Board Resolution (or Officers' Certificate delivered pursuant thereto) or an indenture supplemental hereto.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Director or Directors executing such Securities, as evidenced by the Director's or Directors' execution of such Securities.

     SECTION 2.02. Form of Trustee's Certificate of Authentication.

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:                                      ______________________ as Trustee



                                            By: ______________________________
                                                   Authorized Signatory

     SECTION 2.03. Form of Trustee's Certificate of Authentication by an Authenticating Agent.

     If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent to be borne by the Securities of each such series shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:                                     ______________________ as Trustee


                                           By:    [NAME OF AUTHENTICATING AGENT]
                                                  Authenticating Agent


                                           By: ______________________________
                                                   Authorized Signatory


     SECTION 2.04. Form of Guarantee.

     FOR VALUE RECEIVED, YORKSHIRE POWER GROUP LIMITED, a private limited company duly incorporated and existing under the laws of England and Wales (the "Guarantor", which term includes any successor Person under the Indenture referred to in the Security on which this notation is endorsed), hereby fully and unconditionally guarantees to the Holder of the accompanying Security issued by Yorkshire Power Finance Limited (the "Company"), pursuant to the terms of the Guarantee contained in Article XV of the Indenture, the due and punctual payment of the principal of, premium, if any, and interest, if any, on this Security (and any Additional Amounts payable in respect thereof), when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable as if such payment were made by the Company.

     The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article XV of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

     THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.


                                             YORKSHIRE POWER GROUP LIMITED



                                             By: _______________________________
                                                   Authorized Signatory


     SECTION 2.05. Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. Prior to the authentication, issuance and delivery of Securities of any series there may be established by specification in a supplemental indenture or in a Board Resolution, or in an Officers' Certificate pursuant to a supplemental indenture or a Board Resolution:

          (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series);

          (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.09, 2.10 or 2.11 and except for any Securities which, pursuant to Section 2.07, are deemed never to have been authenticated and delivered hereunder);

          (c) the Person or Persons (without specific identification) to whom interest on Securities of such series shall be payable on any Interest Payment Date, if other than the bearer (in the case of a Bearer Security) or the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest;

          (d) the date or dates, if any, on which the principal of the Securities of such series is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise (without regard to any provisions for redemption, prepayment, declaration of acceleration, purchase or extension);

          (e) the rate or rates at which the Securities of such series shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to the Stated Maturity, if any, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Securities on any Interest Payment Date; the right of the Company, if any, to extend the interest payment periods and the duration of any such extension or to defer the payment of interest; the obligation of the Company to pay Additional Interest and the right, if any, to extend or advance the Stated Maturity of the Securities and the conditions to such extension or advancement;

          (f) the place or places at which or methods by which (1) the principal of and premium, if any, and interest, if any, on Securities of such series shall be payable, (2) registration of transfer of Securities of such series may be effected, (3) exchanges of Securities of such series may be effected and (4) notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served; the Security Registrar and Paying Agent or Agents for such series; and if such is the case, and if acceptable to the Trustee, that the principal of such Securities shall be payable without presentment or surrender thereof;

          (g) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions, including but not limited to a restriction on a partial redemption by the Company of the Securities of any series, resulting in delisting of such Securities from any national exchange;

          (h) the obligation or obligations, if any, of the Company to redeem or purchase the Securities of such series pursuant to any sinking fund or other analogous mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (i) the denominations in which Securities of such series shall be issuable if other than denominations of $25 and any integral multiple thereof;

          (j) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series shall be payable (if other than in dollars);

          (k) if the principal of or premium, if any, or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which and the terms and conditions upon which, such election may be made;

          (l) if the principal of or premium, if any, or interest, if any, on the Securities of such series are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

          (m) any restriction or condition on the transferability of a series of Securities;

          (n) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series may be determined with reference to an index or other fact or event ascertainable outside this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph;

          (o) if other than the principal amount thereof, the portion of the principal amount of Securities of such series which shall be payable upon declaration of immediate payability pursuant to Section 5.01;

          (p) any Events of Default, in addition to those specified in Section
     5.01 with respect to the Securities of such series, and any covenants of the Company or Guarantor for the benefit of the Holders of the Securities of such series, in addition to those set forth in Article III and whether any such covenants may be waived pursuant to Section 3.11;

          (q) the terms, if any, pursuant to which the Securities of such series may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

          (r) the obligations or instruments, if any, which shall be considered to be Government Obligations in respect of the Securities of such series denominated in a currency other than dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in Section 11.01;

          (s) if the Securities of such series are to be issued in whole or in part in form of one of more Global Securities, (i) whether beneficial owners of interests in any such Global Security or Securities may exchange such interests for definitive Registered Securities, of such series of like tenor and of authorized form and denomination and the circumstances under which any such changes may occur, if other than in the manner provided in
     Section 2.10 and (ii) to Book-Entry Depositary for such Global Security or Securities;

          (t) if the Securities of such series are to be issuable as definitive Bearer Securities, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (g) of Section 9.01;

          (u) to the extent not established pursuant to clause (s) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series the amount or terms thereof;

          (v) any exceptions to Section 1.01, or variation in the definition of Business Day, with respect to the Securities of such series;

          (w) the designation of the Business Trust to which Securities of such series are to be issued;

          (x) if Article XV and the other provisions of this Indenture relating to the Guarantee of the Securities are applicable to such series; and

          (y) any other terms of the Securities of such series not inconsistent with the provisions of this Indenture.


     The Securities of each series shall be subordinated in right of payment to Senior Debt as provided in Article XIV.

     SECTION 2.06. Denominations.

     The Securities of each series shall be issuable in bearer form or in registered form without coupons, except as otherwise expressly provided in a supplemental indenture hereto, in such denominations as shall be specified as contemplated by Section 2.05. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $25 and any integral multiple thereof.

     SECTION 2.07. Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by any Director, the Secretary or any other signatory of the Company so authorized and need not be attested. Definitive Registered Securities of any series may have the Company's seal reproduced thereon which need not be attested. The Securities of any series shall be executed by such additional Director or authorized signatory, if any, as shall be specified pursuant to Section 2.05. The signature of any of these authorized signatories on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signature of any individual who was at any time the proper Director or authorized signatory of the Company shall bind the Company, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of authentication of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 2.05, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 2.05, that such terms have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity.

     Notwithstanding the provisions of Section 2.05 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.05 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.14 together with a written statement (which need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     SECTION 2.08. Transfer Agent and Paying Agent.

     For so long as the Securities are listed on the Luxembourg Stock Exchange and such stock exchange shall so require, the Company shall maintain a Paying Agent and Transfer Agent in Luxembourg.

     The Company shall enter into an appropriate agency agreement with any Registrar, Transfer Agent or Paying Agent not a party to this Indenture, which shall implement the provisions of this Indenture that relate to such Person. The Company shall notify the Trustee of the name and address of any such Person. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to
Section 6.06. The Company initially appoints the Trustee as Registrar, Transfer Agent and Principal Paying Agent in The City of New York and Banque Generale du Luxembourg S.A. as Paying Agent and Transfer Agent in Luxembourg in connection with the Securities.

     Banque Generale du Luxembourg S.A. shall be responsible for only those duties that are described in the provisions of this Indenture that relate to the Paying Agent and Transfer Agent. No implied duties or obligations shall be read into this Indenture against Banque Generale du Luxembourg S.A. It is understood and agreed that the actions taken by Banque Generale du Luxembourg S.A. as Paying Agent and Transfer Agent shall be limited to actions including definitive Registered Securities.

     SECTION 2.09. Temporary Securities.

     Pending the preparation of a permanent Global Security or definitive Securities of any series, the Company may execute, and upon Company Order the Trustee or the Authenticating Agent shall authenticate, and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form, and with such appropriate insertions, omissions, substitutions and other variations as the officer or officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder except as provided in Section 2.10 in connection with a transfer and except that a Person receiving definitive Bearer Securities shall bear the cost of insurance, postage, transportation and the like. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like tenor of authorized denominations.

     Upon any exchange of a portion of a temporary Global Security for a definitive Global Security for the individual Securities represented thereby pursuant to this Section 2.09 or Section 2.10, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount of such temporary Global Security, and such principal amount shall be reduced for all purposes by the amount so exchanged and endorsed.

     SECTION 2.10. Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at the corporate trust office a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided. The Company may have one or more coregistrars and the term "Security Registrar" includes any co-registrar.

     Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

     At the option of the Holder, any Registered Security or Registered Securities of any series, other than a Global Security, may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and upon receipt of a Company Order the Trustee or the Authenticating Agent shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be delivered by the Trustee, the Authenticating Agent or the Security Registrar in exchange for Registered Securities.

     All Securities issued upon any registration of transfer or exchange of Registered Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Registered Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     Interests in a Global Security or Securities may be exchanged for definitive Registered Securities of the same series in whole or in part only under the circumstances provided in this Indenture, in an Officers' Certificate (pursuant to a Board Resolution) or in an indenture supplemental hereto pursuant to which Securities of that series are issued or in the Securities of that series. In such event the Company will execute, and the Trustee or the Authenticating Agent, upon receipt of a Company Order for the authentication and delivery of definitive Registered Securities of such series, will authenticate and deliver such definitive Registered Securities. Any such definitive Registered Securities so issued shall be registered in the name of such Person or Persons as the Book-Entry Depositary shall instruct the Trustee and the Security Registrar in writing. The Trustee or the Security Registrar shall deliver such definitive Registered Securities to the Persons in whose names such definitive Registered Securities are so registered. Upon the exchange (i) in whole of a Global Security or Securities for definitive Registered Securities in equal aggregate principal amount, such Global Security or Securities shall be delivered to the Trustee for cancellation or (ii) in part of a Global Security or Securities for definitive Registered Securities, then the principal amount of such Global Security or Securities shall be reduced by an endorsement on such Global Security or Securities in an amount equal to the aggregate principal amount of such definitive Registered Securities. Interests in a Global Security or Securities may not be exchanged for definitive Bearer Securities. Notwithstanding the foregoing, interests in a Global Security may not be exchanged for definitive Registered Securities during the sixteen day period immediately prior to and including each Interest Payment Date.

     No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 2.09 or 13.05 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption under
Section 13.03 and ending at the close of business on the day of such mailing,
(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of the series (but only if and under the circumstances for which the Securities of such series are issuable as Registered Securities), provided that such Registered Security shall be immediately surrendered for redemption with written instructions for payment consistent with the provisions of this Indenture.

     The provisions of this Section 2.10 are, with respect to any Global Security, subject to Section 2.16 hereof.

     SECTION 2.11. Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such Security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section 2.11, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section 2.11 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section 2.11 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 2.12. Payment of Interest; Interest Rights Reserved.


     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid (in the case of a Bearer Security) to the bearer thereof and (in the case of a Registered Security) to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Payment of interest, if any, in respect of any Registered Security will be made by check mailed to the address of the Person entitled thereto as such person's address appearing in the Security Register. Payment of interest, if any, in respect of any Registered Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Registered Securities, and payment of interest, if any, in respect of a Global Registered Security shall be made, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

     Any interest on any Security of any series which is payable but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall, in the case of Registered Securities, forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause
(1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. Unless the

     Trustee is acting as the Security Registrar, promptly after such Special Record Date, the Company shall furnish the Trustee with a list, or shall make arrangements satisfactory to the Trustee with respect thereto, of the names and addresses of, and respective principal amounts of such Registered Securities held by, the Holders appearing on the Security Register at the close of business on such Special Record Date. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series or any Global Registered Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange.

     Defaulted Interest on Bearer Securities shall be payable to the bearer thereof at the time of payment of such Defaulted Interest by the Company.

     Subject to the foregoing provisions of this Section 2.12, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 2.13. Persons Deemed Owners.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 2.12) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any such person, or upon such person's order, shall be valid, and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Security.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Book-Entry Depositary for a Global Bearer Security as the absolute owner of such Global Bearer Security for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Global Bearer Security or coupon be overdue, and neither the Company or the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     No holder of any beneficial interest in any Global Security held on its behalf by a Book-Entry Depositary shall have any rights under this Indenture with respect to such Global Security, and such Book-Entry Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Book-Entry Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Book-Entry Depositary as holder of any Security.

     SECTION 2.14. Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.14, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

     SECTION 2.15. Computation of Interest.

     Except as otherwise specified as contemplated by Section 2.05 for Securities of any series, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which an interest payment is payable on the Securities is not a Business Day, then the interest payment payable on such date will be made on the next succeeding day which is a Business Day (an without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable.

     SECTION 2.16. Global Securities.

     If the Company shall establish pursuant to Section 2.05 that the Securities of a particular series are to be issued in the form of a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.07, authenticate and deliver, a Global Security or Securities which (i) shall represent, and shall be denominated in an aggregate amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series,
(ii) shall be in bearer form or, if in registered form, registered in the name of the Book-Entry Depositary or its nominee, (iii) shall be delivered by the Trustee to the Book-Entry Depositary or pursuant to the Book-Entry Depositary's instruction and (iv) shall bear a legend substantially to the following effect:

     "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and if this Security is in bearer form, is held by a Book-Entry Depositary or, if this Security is in registered form, is registered in the name of a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for Securities, if this Security is in bearer form, held by, or if this Security is in registered form, registered in the name of, a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture.

     Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the Company or its agent for registration of transfer, if this Security is in registered form, exchange or payment, and any definitive Registered Security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer or the registered owner hereof, as the case may be, the Book-Entry Depositary, has an interest herein."

     Unless and until definitive Registered Securities of a series are issued in exchange for the Global Security of a series as permitted by this Indenture, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.10, only to another nominee of the Book-Entry Depositary for such series, or to a successor Book-Entry Depositary for such series selected or approved by the Company or to a nominee of such successor Book-Entry Depositary.

     No Security that is not a Global Bearer Security may be payable to bearer (except as otherwise provided in an indenture supplemental hereto or in an Officers' Certificate (pursuant to a Board Resolution) pursuant to Section 2.05(s)).

     SECTION 2.17. Extension of Interest Payment Period; Deferral of Interest Payment.

     The Company shall have the right at any time, so long as no Event of Default shall have occurred and be continuing with respect to the Securities of any series hereunder, to extend interest payment periods, or to defer the payment of interest, on all Securities of one or more series, if so specified as contemplated by Section 2.05 with respect to such Securities and upon such terms as may be specified as contemplated by Section 2.05 with respect to such Securities.

     SECTION 2.18. CUSIP Numbers.

     The Company in issuing the Securities of any series may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities of such series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities of such series, and any such prepayment shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.


                                   ARTICLE III

                                    COVENANTS

     SECTION 3.01. Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest and Additional Amounts, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture. An installment of principal of or interest on the Securities of a series shall be considered paid on the date it is due if the Trustee or Paying Agent holds at 11:00 a.m. New York City time on that date money deposited by the Company in immediately available funds and designated for, and sufficient to pay, the installment in full.

     When Securities of a series or Book-Entry Interests are held by a Business Trust, neither the Company, the Guarantor, nor any agent of the Company or the Guarantor will have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to the Business Trust in respect of the Securities of a series or the Book-Entry Interests. When Securities of a series or Book-Entry Interest are held by DTC, neither the Company, the Guarantor, nor any agent of the Company or the Guarantor will have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of the Securities of a series or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a participant's or indirect participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a participant's interests in the Book-Entry Interests.

     SECTION 3.02. Maintenance of Office or Agency.

     The Company will maintain (i) in the Borough of Manhattan, The City of New York, an office or agency where Securities of any series may be presented or surrendered for payment, and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served and if definitive Registered Securities have been issued, an office or agency of a Transfer Agent where Securities may be surrendered for registration of transfer or exchange, and (ii) an office or agency of a Paying Agent where the Securities may be paid in Luxembourg so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such exchange so require. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the

Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the corporate trust office of the Trustee, except that Bearer Securities of that series pursuant to Section 13.01 may be presented at the place specified for the purpose pursuant to Section 2.05, and the Company hereby appoints the Paying Agent as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Securities of one or more series and any appurtenant coupons (subject to Section 13.01) may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for any series of Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency. The Company will at all times maintain at least one Paying Agent which is located outside the United Kingdom for each series of Securities.

     SECTION 3.03. Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, no later than 11:00 a.m., New York City time, on or prior to each due date of the principal of, premium, if any, or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum in immediately available funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 3.03, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of, premium, if any, or interest, if any, on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or by any Paying Agent to the Trustee, the Company or such Paying Agent, as the case may be, shall be released from all further liability with respect to such money.


     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

     SECTION 3.04. Appointments to Fill Vacancies in Trustee's Office.

     The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     SECTION 3.05. Certificate to Trustee.

     The Guarantor will deliver to the Trustee on or before 120 days after the end of each fiscal year in each year, commencing with the first fiscal year ending after the date hereof, so long as Securities of any series are outstanding hereunder, an Officers' Certificate, stating that in the course of the performance by the signers of their duties as officers of the Guarantor they would normally have knowledge of any default by the Guarantor in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

     SECTION 3.06. Compliance with Consolidation Provisions.

     Neither the Company nor the Guarantor will, while any of the Securities of any series remain outstanding, consolidate with, or merge or convert into, or merge or convert into itself, or sell or convey all or substantially all of its property to, any other Person unless the provisions of Article X hereof are complied with.

     SECTION 3.07. Limitation on Dividends.

     Except as may be provided in a supplemental indenture or an Officers' Certificate with respect to a series of Securities, neither the Company nor the Guarantor shall, directly or indirectly, (i) declare or pay any cash dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock (which includes common and preferred stock) or (ii) make any payment of principal of, or interest or premium, if any, on or repay or repurchase or redeem any debt securities (including any other Securities) that rank pari passu with or junior in interest to the Securities or the Guarantee, respectively, or (iii) make any guarantee payments with respect to any guarantee that ranks pari passu with or junior in interest to the Securities or the Guarantee, respectively, or (iv) make any payment of principal or premium, if any, or interest on, or repay, repurchase or redeem any of its debt securities held by, make any loans or advances to, or make any payments with respect to any guarantee of the debt of, any affiliate, in each case other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company or the Guarantor and exchanges or conversions of common stock of one class for common stock of another class; (b) payments by the Guarantor under the Trust Securities Guarantee (or any other guarantee by the Guarantor with respect to any securities issued by its direct or indirect subsidiaries, provided that the proceeds from the issuance of such securities were used to purchase other Securities); (c) payments by the Guarantor under the Guarantee; (d) any dividend or payment by the Guarantor which is applied, directly or indirectly, to any Tax Payments (e) payments by the Guarantor, directly or indirectly, on the Intercompany Notes or any other promissory notes held by the Company (or any other direct or indirect wholly-owned subsidiary of the Guarantor) evidencing loans made with the proceeds from the issuance by the Company (or any other direct or indirect wholly-owned subsidiary of the Guarantor) of securities guaranteed by the Guarantor or (f) the reinvestment of any proceeds received under clause (e) above by the Company (or any other direct or indirect wholly-owned subsidiary of the Guarantor) in additional debt securities of the Guarantor or any of its other direct or indirect wholly-owned subsidiaries, if at such time (i) there shall have occurred and be continuing a payment default pursuant to Section 5.01(a) or 5.01(b) (whether before or after any period of grace) or an Event of Default hereunder with respect to any series of Securities, (ii) the Guarantor shall be in default with respect to its payment obligations under the Trust Securities Guarantee or the Guarantee or any other such guarantee as described above or (iii) the Company shall have given notice of its election of the exercise of its right to defer payment of interest as provided in Sections 2.05 and 2.17 with respect to any series of Securities, shall not have rescinded such notice and any such deferral shall be continuing until of all such Deferred Interest, together with interest accrued thereon, shall have been paid in full.

     SECTION 3.08. Covenants as to the Related Business Trust.

     (a) In the event Securities of any series are issued to a Business Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Business Trust, for so long as such Trust Securities remain outstanding, Yorkshire Group shall use its reasonable efforts, consistent with the terms and provisions of the Trust Agreement of such Business Trust, to cause (a) such Business Trust to not be classified as anything other than a grantor trust for United States Federal income tax purposes, (b) such Business Trust to remain a trust falling within the provisions of Section 60 United Kingdom of Chargeable Gains Act of 1992 ("Section 60") and not to be treated as a company for purposes of United Kingdom tax law and (c) each of the Guarantor, the Company and such Business Trust not to be required to register as an "investment company" under the Investment Company Act.

     SECTION 3.09. Covenants as to Treatment of Securities.

     The Guarantor and the Company covenant to treat each series of Securities as indebtedness of the Company for all United States Federal income tax purposes.

     SECTION 3.10. Additional Interest.

     If the Securities of a series provide for the payment of Additional Interest to the holders of such Securities, then the Guarantor or the Company, as the case may be, shall pay to each holder of such Securities the Additional Interest as provided therein.

     SECTION 3.11. Waiver of Certain Covenants.

     The Company or the Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in this Indenture with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, provided that no such waiver shall without the consent of each Holder affected thereby (a) change the Stated Maturity, if any, upon which the principal of or the interest on the Securities is due and payable, (b) reduce the principal amount thereof or the rate of interest thereon or extend the time of payment of interest thereon (except pursuant to Section 2.17), (c) change any obligation of the Company to pay Additional Amounts, (d) change any Place of Payment or the currency in which, the Securities or any premium or the interest thereon is payable, (e) reduce any amount payable under, delay or defer the required time of payment under or impair the right to institute suit for the enforcement of any payment under the Guarantee or (f) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose Holders is required with respect to supplemental indentures and for any waiver of compliance with certain provisions of the Indenture or certain defaults hereunder and their consequences provided for in the Indenture; provided, however, so long as any of the Trust Securities remain outstanding, no such modification may be made that adversely affects the holders of the Trust Securities, and no termination of the Indenture may occur, and no waiver of any Event of Default under the Indenture or compliance with any covenant under the Indenture may be effective, without the prior consent of the holders of a majority of the aggregate liquidation amount of such Trust Securities unless and until the principal of the series of Securities relating to such Trust Securities and all accrued and unpaid interest or other amounts thereon have been paid in full.

     SECTION 3.12. Payment of Additional Amounts.

     Unless the Securities of a particular series otherwise provide, all payments of principal and interest (including payments of discount and premium, if any) with respect to the Securities of a particular series and all payments made pursuant to the Guarantee shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within a Taxing Jurisdiction or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("Gross-Up Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company or the Guarantor, as the case may be, shall pay to the Holder of such Securities the amount that would otherwise have been due to such Holder in the absence of such withholding or deduction ("Additional Amounts"), except that no such Additional Amounts shall be payable:

     (a) to, or to a Person on behalf of, a Holder who is liable for such Gross-Up Taxes with respect to the Securities or the Guarantee, by reason of such Holder having some connection with the relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, such Taxing Jurisdiction) other than the mere holding of a Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof or in respect of the Guarantee;

     (b) to, or to a Person on behalf of, a Holder who presents a Security (whenever presentation is required) for payment more than 30 days after the Relevant Date except to the extent that such Holder would have been entitled to such Additional Amounts on presenting such Security for payment on the last day of such period of 30 days;

     (c) to, or to a Person on behalf of, a Holder who presents a Security (where presentation is required) in the United Kingdom or Cayman Islands;

     (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority; or

     (e) to, or to a Person on behalf of, a Holder of a Registered Security that is not a Global Security issued pursuant to the request of owners of interests representing a majority in Outstanding principal amount of such Securities following and during the continuance of an Event of Default if such Holder (or any predecessor Holder) was one of such owners requesting that such Registered Securities be so issued.

     Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (e) above. If the Company or the Guarantor, as applicable, shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company or the Guarantor, as applicable, will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

     At least 30 Business Days prior to the first Interest Payment Date (and at least 10 Business Days prior to each succeeding Interest Payment Date if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate) the Company will furnish to the Trustee and any Paying Agent an Officers' Certificate instructing the Trustee and any Paying Agent whether payments of principal of or interest on the Securities is due on such Interest Payment Date shall be without deduction or withholding for or on account of any Gross-Up Taxes. If any such deduction or withholding shall be required, prior to such Interest Payment Date the Company will furnish the Trustee and any Paying Agent with an Officers' Certificate which specifies the amount, if any, required to be withheld on such payment to Holders and certifies that the Company shall pay such withholding or deduction. The Company covenants to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense reasonably incurred without negligence, willful misconduct or bad faith on their part, arising out or in connection with actions taken or omitted by the Trustee in reliance on any Officers' Certificate furnished pursuant to this paragraph. Any Officers' Certificate required by this
Section 3.12 to be provided to the Trustee and any Paying Agent shall be deemed to be duly provided if telecopied to the Trustee and such Paying Agent.

     Reference to principal, interest, discount or premium in respect of the Securities (or any payments pursuant to any Guarantee) shall be deemed also to refer to any Additional Amounts which may be payable as set forth in this Indenture or in the Securities.

     The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of Gross-Up Taxes. Copies of such receipts shall be made available to the Holders of the Securities upon request.

     SECTION 3.13. Copies Available to Holders.

     Copies of this Indenture shall be available for inspection by the Holders on a Business Day during normal business hours at the principal office of the Company and at the corporate trust office. In addition, if the Securities of any series are listed on the London Stock Exchange, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, copies of this Indenture, the Deposit Agreement, the Letter of Representations, the memorandum and articles of association of the Company and the most recent publicly available annual report of the Guarantor shall be made available for inspection by the Holders of such Securities on a Business Day during normal business hours at the offices of the paying agents and at the office of the listing agent required to be maintained by such exchange for so long as the Securities of such series are outstanding and are listed on such stock exchange.

     SECTION 3.14. Company Covenants.

     The Company covenants (i) to not, at any time, be engaged in a United States trade or business for United States Federal income tax purposes and (ii) to remain a partnership and not to be classified as an association or publicly traded partnership taxable as a corporation for United States Federal income tax purposes.


                                   ARTICLE IV

                        HOLDERS, LISTS AND REPORTS BY THE
                             COMPANY AND THE TRUSTEE

     SECTION 4.01. Holders' Lists

     The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

          (a) on a semi-annual basis, not later than December 31 and June 30 in each year, commencing June 30, 1998, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of such series as of the preceding November 15 or May 15, as the case may be; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

except that, no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security Registrar.

     SECTION 4.02. Preservation and Disclosure of Lists.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of the Securities of a series (1) contained in the most recent list furnished to it as provided in Section 4.01 or (2) received by it in the capacity of Securities Registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

     (b) In case three or more Holders of Securities of a series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with Holders of all Securities with respect to their rights under this Indenture and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within 5 Business Days after the receipt of such application, at its election, either:

          (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02; or

          (2) inform such applicants as to the approximate number of Holders of all Securities, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of all Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section 4.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

     SECTION 4.03. Reports of the Company and the Guarantor.


     The Company and the Guarantor covenant and agree:

     (a) to file with the Trustee, within 15 days after the date on which the Company and the Guarantor are required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company and the Guarantor may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act; or, if the Company or the Guarantor is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) to transmit by mail to all Holders of Securities, as the names and addresses of such holders appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 4.03 as may be required by rules and regulations prescribed from time to time by the Commission.

     (d) to notify the Trustee when and as the Securities of any series become admitted to trading on any national securities exchange.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     SECTION 4.04. Reports by the Trustee.

     (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, not later than June 30 in each year, commencing June 30, 1998, deliver to Holders a brief report, dated as of such June 30, which complies with the provisions of such Section 313(a).

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when and if the Securities are listed on any stock exchange.


                                    ARTICLE V

                       REMEDIES OF THE TRUSTEE AND HOLDERS
                               ON EVENT OF DEFAULT


     SECTION 5.01. Events of Default.

     One or more of the following events with respect to Securities of any series which has occurred and is continuing shall constitute an Event of Default hereunder with respect to such series:

     (a) failure to pay interest, if any, including any Additional Interest, on any Security of such series within 60 days after the same becomes due and payable (whether or not payment is prohibited by the provisions of Article Fourteen hereof); provided, however, that a valid extension of the interest payment period or deferral of interest payment by the Company as contemplated in
Section 2.17 of this Indenture shall not constitute a failure to pay interest for this purpose; or

     (b) failure to pay the principal of or premium, if any, on any Security of such series (whether or not payment is prohibited by the provisions of Article Fourteen hereof) when due and payable; or

     (c) failure to perform or breach of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 60 days after there has been given, by registered or certified mail, to the Company or the Guarantor by the Trustee or to the Company or the Guarantor and the Trustee by the Holders of at least 33% in aggregate principal amount of the outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (d) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company or the Guarantor seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or the Guarantor or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remain unstayed and in effect for a period of 90 consecutive days; or

     (e) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor in a case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors.

     (f) the Guarantee shall be held in a final judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect.

     (g) any other Event of Default specified with respect to the terms of the Securities of such series as contemplated herein.

     If an Event of Default due to the default in payment of principal of, or interest on, any series of Securities or due to the default in the performance or breach of any other covenant or warranty of the Company or the Guarantor applicable to the Securities of such series but not applicable to all outstanding Securities shall have occurred and be continuing, either the Trustee or the Holders of not less than 33% in aggregate principal amount of the outstanding Securities of such series may then declare the principal of all Securities of such series and interest accrued thereon to be due and payable immediately (provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article XIV hereof). If the Trustee or the Holders of not less than 33% in principal amount of the Securities of such series fail to make such declaration, and the Trust Securities issued by the Business Trust to which such series of Securities relate are still outstanding, then the holders of not less than 33% in aggregate liquidation preference of such series of Trust Securities may make such declaration. If an Event of Default due to the default in the performance of any other of the covenants or agreements herein applicable to all outstanding Securities or an Event of Default specified in Section 5.01(d) or (e) shall have occurred and be continuing, either the Trustee or the Holders of not less than 33% in aggregate principal amount of all Securities then outstanding (or Trust Securities), considered as one class, and not the Holders of the Securities (or Trust Securities) of any one of such series, may declare the principal of all Securities and interest accrued thereon to be due and payable immediately

(provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article XIV).

     If an Event of Default shall occur and be continuing with respect to the Securities of any series, the Property Trustee will have the right to declare the principal of and premium, if any, and interest on such Securities and any other amounts payable under the Indenture, to be immediately due and payable and to enforce its other rights as a creditor with respect to such Securities.

     At any time after such a declaration of acceleration with respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if (a) the Company or the Guarantor shall have paid or deposited with the Trustee a sum sufficient to pay (1) all overdue interest on all Securities of such series, (2) the principal of and premium, if any, on any Securities of such series which shall have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities, (3) to the extent that payment of such interest is lawful, interest upon overdue interest, if any, at the rate or rates prescribed therefor in such Securities, and (4) all amounts due to the Trustee under Section 6.06, and (b) any other Event or Events of Default with respect to Securities of such series, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 5.06.

     No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon. In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Guarantor, the Trustee and the Holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders of the Securities shall continue as though no such proceeding had been taken.

     SECTION 5.02. Payment of Securities on Default; Suit Therefor.

     If an Event of Default described in clause (a) or (b) of Section 5.01 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 6.06.

     If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     If an Event of Default shall have occurred and be continuing as to the Securities of any series and if Trust Securities relating to such series of Securities are outstanding, the Property Trustee holding such series of Securities shall have the right to declare the principal of and interest on such series of Securities to be immediately due and payable and to enforce its other rights as a creditor with respect to such series of Securities.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for all amounts payable pursuant to Section 6.06 to the Trustee and each predecessor Trustee) and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the

Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to pay to the Trustee and each predecessor Trustee all amounts payable pursuant to Section 6.06.

     Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities, and it shall not be necessary to make any Holders of the Securities parties to any such proceedings.

     SECTION 5.03. Application of Moneys Collected by Trustee.

     Any moneys collected by the Trustee with respect to a particular series of Securities pursuant to this Article V shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

     First: To the payment of all amounts due the Trustee under Section 6.06, including the costs and expenses of collection applicable to the Securities and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

     Second: To the payment of all Senior Debt of the Company if and to the extent required by Article XIV;

     Third: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of the amounts then due and unpaid upon Securities for principal of (and premium, if any) and interest on the Securities, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Securities for principal (and premium, if any) and interest, respectively; and

     Fourth: To the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     SECTION 5.04. Proceedings by Holders.

     No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

     (b) the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

     (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;


it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preferences over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     Notwithstanding any other provision in this Indenture, but subject to
Article XIV, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to extension pursuant to Section 2.17) interest, if any, on such Security on or after the same shall have become due and payable and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. So long as the Securities of any series are held by a Business Trust, a registered holder of Trust Securities issued by such Business Trust may institute a proceeding directly against the Guarantor pursuant to the Guarantee, without first instituting a legal proceeding directly against or requesting or directing that action be taken by the Property Trustee of such Business Trust or any other Person, for enforcement of payment to such registered holder of principal of or interest on Securities of such series having a principal amount equal to the aggregate stated liquidation amount of such Trust Securities of such registered holder on or after the due dates therefor specified or provided for in the Securities of such series.

     SECTION 5.05. Remedies Cumulative and Continuing.

     All powers and remedies given by this Article V to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Securities, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article V or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

     SECTION 5.06. Direction of Proceedings and Waiver of Defaults by Majority of Holders.

     If an Event of Default shall have occurred and be continuing in respect of a series of Securities, the Holders of a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that

     (a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability, in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate; and

     (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     The Holders of a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

     (a) in the payment of the principal of or premium, if any, or interest, if any, on any Security of such series (unless such default has been cured and a sum sufficient to pay all matured installments of interest, principal and such other amounts due otherwise that by acceleration has been deposited with the Trustee), or

     (b) in respect of a covenant or provision hereof which under Section 9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected;

provided, however, that so long as a Business Trust is the beneficial owner of the Securities or the Book-Entry Interests in Securities of any series, such Business Trust may not waive compliance by the Company or the Guarantor with any past default without the consent of a majority in aggregate liquidation preference of the outstanding Trust Securities issued by such Business Trust affected, obtained as provided in the Trust Agreement pertaining to such Business Trust.

     Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 5.07. Undertaking to Pay Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.07 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Securities outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security against the Company on or after the date the same shall have become due and payable.


                                   ARTICLE VI

                             CONCERNING THE TRUSTEE


     SECTION 6.01. Certain Duties and Responsibilities.

     (a) Except during the continuance of a default with respect to the Securities of any series,

          (1) the Trustee undertakes to perform, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case a default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless the Trustee was negligent in ascertaining the pertinent facts;

          (2) no provision of this Indenture shall require the Trustee to spend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if repayment of such funds or adequate indemnity against such risk or liability satisfactory to the Trustee has not been assured to it; and

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the outstanding Securities of any series, determined as provided in Section 5.04, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

     SECTION 6.02. Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or a Responsible Officer of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.01(c) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section 6.02, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     SECTION 6.03. Certain Rights of Trustee.

     Subject to the provisions of Section 6.01:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to expend or risk its own funds or to exercise, at the request or direction of any of the Holders, any of the rights or powers vested in it by this Indenture pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled upon reasonable prior request and during normal business hours to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and shall not be liable for the actions or omissions of such agents appointed and supervised by it with due care.

     SECTION 6.04. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

     SECTION 6.05. May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     SECTION 6.06. Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 6.07. Compensation and Reimbursement.

     The Company agrees:

          (1) to pay to the Trustee from time to time such compensation as is agreed upon in writing;

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel, which compensation, expenses and disbursements shall be set forth in sufficient written detail to the satisfaction of the Company), except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith; and

          (3) to indemnify the Trustee, its officers, directors and employees for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith, or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. Obligations under this Section 6.07(3) will survive the satisfaction and discharge of this Indenture pursuant to Article XI hereof.

     SECTION 6.08. Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     SECTION 6.09. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under the Trust Indenture Act and which shall have a combined capital and surplus of at least U.S.$50,000,000. If the Trustee does not have an office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If the Trustee does not have an office in The City of New York or has not appointed an agent in The City of New York, the Trustee shall be a participant in The Depository Trust Company and FAST distribution systems. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a United States federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this
Section 6.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 6.10. Resignation and Removal; Appointment of Successor Trustee.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with section 310(b) of the Trust Indenture Act pursuant to Section 6.08 with respect to any series of Securities after written request therefor by the Company or by any Holder who has been a bona fide holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.07, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its corporate trust office.

     SECTION 6.11. Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but on request of the company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 6.11, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 6.13. Preferential Collecting of Claims Against Company.

     (a) Subject to Subsection (b) of this Section 6.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section 6.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section 6.13:

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of setoff which the Trustee could have exercised if a petition in bankruptcy had been applied by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

          (C) to realize, for its own account, but only to extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section 6.13, would occur within three months; or

          (D) to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C) , as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account for the funds and property held in such special account, the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal

Bankruptcy Act or applicable State law or winding up or administration pursuant to the insolvency laws of the Cayman Islands or the United Kingdom, as applicable, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law or winding up or administration pursuant to the insolvency laws of the Cayman Islands or the United Kingdom, as applicable, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law or winding up or administration pursuant to the insolvency laws of the Cayman Islands or the United Kingdom, as applicable, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim.

     Any Trustee which has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

     (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

     (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this
Section 6.13 a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depository, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this
     Section 6.13;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25 (a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section 6.13.

     (c) For the purposes of this Section 6.13 only:

          (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor (as defined in the Trust Indenture Act) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section 6.13, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5) the term "Company" means any obligor upon the Securities; and

          (6) the term "Federal Bankruptcy Act" means the Bankruptcy Code or Title 11 of the United States Code.

     SECTION 6.14. Authenticating Agents.

     From time to time the Trustee, with the prior written approval of the Company, may appoint one or more Authenticating Agents with respect to one or more series of Securities with power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Securities of such series or in connection with transfers and exchanges under Sections 2.08, 2.09, 2.10, and 13.05 as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver Securities of such series. For all purposes of this Indenture, the authentication and delivery of Securities by an Authenticating Agent pursuant to this Section 6.14 shall be deemed to be authentication and delivery of such Securities "by the Trustee". Each such Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S.$50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

     Any corporation into which any Authenticating Agent may be merged or with which it may be consolidated, or any corporation resulting from, any merger or consolidation or to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

     An Authenticating Agent may resign at any time by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may appoint a successor Authenticating Agent with the prior written approval of the Company and shall mail notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as the names and addresses of such Holders appear on the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14 as may be agreed in a separate writing among the Company, the Trustee and such Authenticating Agent, and the Trustee shall be entitled to be reimbursed for such payments pursuant to Section 6.07.

     If an appointment with respect to one or more series of Securities is made pursuant to this Section 6.14, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.


Dated:                                 _____________________________
                                       As Trustee

                                       {NAME OF AUTHENTICATING
                                       AGENT}


                                       ______________________________
                                                Authenticating Agent

                                       By:


                                       ______________________________
                                                Authorized Signatory


                                   ARTICLE VII

                             CONCERNING THE HOLDERS


     SECTION 7.01. Action by Holders.

     Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of one or more, or all, series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Holders in person or by agent or proxy appointed in writing, or (b) by the record of such Holders of Securities voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article VIII, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Holders.

     If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of

Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     SECTION 7.02. Proof of Execution by Holders.

     Subject to the provisions of Sections 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Holder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the Security Registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     The record of any Holders' meeting shall be proved in the manner provided in Section 8.06.

     SECTION 7.03. Who Are Deemed Absolute Owners.

     Prior to due presentment for registration of transfer of any Security, the Company, the Trustee, any Authenticating Agent, any Paying Agent, any transfer agent and any Security Registrar may deem the Person in whose name such Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and premium, if any, and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any transfer agent nor any Security Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

     SECTION 7.04. Securities Owned by Company Deemed Not Outstanding.

     In determining whether the holders of the requisite aggregate principal amount of Securities of one or more, or all, series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, except for the Securities owned by or on behalf of the related Business Trust, or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only

Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

     SECTION 7.05. Revocation of Consents; Future Holders Bound.

     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of one or more, or all, series specified in this Indenture in connection with such action, any Holder of such a Security (or any Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.


                                  ARTICLE VIII

                                HOLDERS' MEETINGS

     SECTION 8.01. Purposes of Meetings

     A meeting of Holders of one or more, or all, series may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

     (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by such Holders pursuant to any of the provisions of Article V;

     (b) to remove the Trustee of such series and nominate a successor trustee pursuant to the provisions of Article VI;

     (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

     (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

     SECTION 8.02. Call of Meetings by Trustee.

     The Trustee may at any time call a meeting of Holders of one or more, or all, series to take any action specified in Section 8.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to Holders of such Securities at their addresses as they shall appear on the Securities Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

     SECTION 8.03. Call of Meetings by Company or Holders.

     In case at any time the Trustee shall have been requested to call a meeting of Holders of one or more, or all, series by the Company, pursuant to a resolution of the Board of Directors, or by the Holders of at least 33% in aggregate principal amount of all of such series, considered as one class, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

     SECTION 8.04. Qualifications for Voting.

     To be entitled to vote at any meeting of Holders of one or more, or all, series, a Person shall be (a) a Holder of one or more outstanding Securities of such series or (b) a Person appointed by an instrument in writing as proxy by a holder of one or more Securities of such series. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of any series shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 8.05. Regulations.

     Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of such Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.




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

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 8.03, in which case the Company or the Holders of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

     Subject to the provisions of Section 8.04, at any meeting each Holder of Securities of such series or proxy therefor shall be entitled to one vote for each $25 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 8.02 or
8.03 may be adjourned from time to time by a majority in aggregate principal amount of the outstanding Securities of all series represented at the meeting, considered as one class, and the meeting may be held as so adjourned without further notice.

     SECTION 8.06. Voting.

     The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities of the series with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.


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

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES


     SECTION 9.01. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities, all as provided in Article X; or

     (b) to add one or more covenants of the Company or the Guarantor or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Securities of one or more specified series, or to surrender any right or power herein conferred upon the Company or the Guarantor; or

     (c) to add any additional Events of Default with respect to all or any series of Securities Outstanding hereunder; or

     (d) to change or eliminate any provisions of this Indenture or to add any new provisions to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series Outstanding on the date of such indenture supplemental hereto in any material respect, such change, elimination or addition shall become effective with respect to such series only pursuant to the provisions of
Section 9.02 hereof or when no Security of such series remains Outstanding; or

     (e) to provide collateral security for the Securities; or

     (f) to establish the form or terms of Securities of any series as contemplated by Sections 2.01 and 2.05; or

     (g) to provide for the authentication and delivery of Bearer Securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

     (h) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee or co-trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements herein; or

     (i) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series of, the Securities; or

     (j) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities shall be payable, (2) all or any series of Securities may be surrendered for registration of transfer, (3) all or any series of Securities may be surrendered for exchange and (4) notices and demands to or upon the Company or the Guarantor in respect of all or any series of Securities and this Indenture may be served; or

     (k) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture; provided that such other changes or additions shall not adversely affect the interests of the Holders of securities of any series in any material respect.

     The Trustee is hereby authorized to join with the Company and the Guarantor in the execution of any supplemental indenture to effect such amendment, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any amendment to this Indenture authorized by the provisions of this
Section 9.01 may be executed by the Company, the Guarantor and the Trustee without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

     Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company, the Guarantor and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the

Company, the Guarantor and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof.

     SECTION 9.02. Supplemental Indentures With Consent of Holders.

     With the consent (evidenced as provided in Section 7.01) of the Holders of a majority in aggregate principal amount of each series of the Securities then outstanding under this Indenture that is directly affected thereby, the Company, when authorized by a Board Resolution, the Guarantor and the Trustee may from time to time and at any time modify this Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Holders of such series of the Securities under this Indenture; provided, however, that no such modification shall without the consent of the Holder of each Security of such series then outstanding and affected thereby (i) change the Stated Maturity, if any, of the principal of, or any installment of or interest on (except as contemplated by Article XV), any series of Securities, or reduce the principal amount thereof, or reduce the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or change the coin or currency (or other property), in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment, (ii) reduce the percentage of principal amount of outstanding Securities of any series (or, if applicable, in liquidation preference amount of any series of Trust Securities), the holders of which are required to consent to any such modification of this Indenture, (iii) reduce any amount payable under, delay or defer the required time of payment under, or impair the right to institute suit to enforce any payment under the Guarantee,
(iv) modify the provisions of this Indenture with respect to the subordination of the Securities or the Guarantee or (v) modify any of the provisions of this
Section 9.02, Section 5.06 or Section 3.11, except to increase the percentage in principal amount required or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby; provided, however, that so long as any of the Trust Securities of such series remain outstanding, if such modification adversely affects the holders of such Trust Securities, such modification shall not be effective, and no termination of the Indenture may occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture may be effective, until the holders of a majority in aggregate liquidation preference amount of such Trust Securities shall have given their prior consent, obtained as provided in the Trust Agreement pertaining to such Business Trust, to such modification, termination or waiver unless and until the principal of the Securities of such series and all accrued and unpaid interest thereon have been paid in full; provided, further, that if the prior consent of the holder of each outstanding Security is required, such amendment shall not be effective until each holder of the corresponding Trust Securities shall have so consented to such amendment.

     Notwithstanding the foregoing, no amendment or modification may be made to the Indenture if such amendment or modification would cause (i) the Company to be classified as an association or a publicly traded partnership taxable as a corporation for United States Federal income tax purposes or (ii) the Company or the Guarantor to be


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

deemed an "investment company" which is required to register under the Investment Company Act.

     Upon the request of the Company accompanied by a copy of a resolution of the Board of Directors certified by an authorized signatory of the Company authorizing the execution of any supplemental indenture affecting such amendment, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the affected Holders as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     It shall not be necessary for the consent of such Holders under this
Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

     Any supplemental indenture executed pursuant to the provisions of this
Article IX shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Guarantor and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.04. Notation on Securities.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article IX may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, the Guarantor, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for such Securities then outstanding.

     SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee.

     The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

                                    ARTICLE X

                       CONSOLIDATION, CONVERSION, MERGER,
                           SALE, CONVEYANCE AND LEASE


     SECTION 10.01. Company and Guarantor May Consolidate, etc., on Certain
Terms.

     Neither the Company nor the Guarantor shall consolidate with or merge into any other corporation, or convey or otherwise transfer or lease its properties and assets substantially as an entirety to any Person, unless (a) the corporation formed by such consolidation or into which the Company or the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor substantially as an entirety (a "successor corporation") shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all outstanding Securities and the performance of every covenant of this Indenture on the part of the Company or the Guarantor, as the case may be, to be performed or observed, (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing (c) the Company or Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, or other transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with and (d), solely, with respect to the Company, the successor corporation to the Company will be treated as a partnership and not as an association or publicly traded partnership taxable as a corporation for United States Federal income tax purposes.

     SECTION 10.02. Successor Corporation Substituted.

     Upon any consolidation by the Company or the Guarantor with or merger by the Company or the Guarantor into any other corporation or any conveyance, transfer, lease or other disposition of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Company or the Guarantor herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

     SECTION 10.03. Withholding.

     In the event that any such successor entity is organized under the laws of a country located outside of the Taxing Jurisdiction and withholding or deduction is required by law for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within such country in which the successor entity is organized or by or within any political subdivision thereof or any authority therein or thereof having power to tax, the successor entity shall pay to the relevant holder of the Securities, such additional amounts, under the same circumstances and subject to the same limitations as are specified for "Gross-Up Taxes" as is set forth in Section 3.12 hereof, but substituting for the applicable Taxing Jurisdiction in each place the name of the country under the laws of which such successor entity is organized. In addition, such successor entity shall be entitled to effect an optional tax redemption of the Securities under the same circumstances and subject to the same limitations as are set forth in Section 13.02 hereof, but substituting for the applicable Taxing Jurisdiction in each place the name of the country under the laws of which such successor entity is organized.


                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE


     SECTION 11.01. Satisfaction and Discharge of Securities.

     Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

     (a) money in an amount which shall be sufficient, or

     (b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Government Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

     (c) a combination of (a) or (b) which shall be sufficient, to pay when due the principal of and premium, if any, and to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on or prior to Maturity; provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series, such Securities or portions thereof shall have been selected by the Security Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying
Agent:

          (x) if such deposit shall have been made prior to the Maturity of such Securities, a Company Order stating that the money and Government Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 11.03; and

          (y) if Government Obligations shall have been deposited, an Opinion of Counsel that the obligations so deposited constitute Government Obligations and do not contain provisions permitting the redemption or other prepayment at the option of the issuer thereof, and an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (b) above have been satisfied; and

          (z) if such deposit shall have been made prior to the Maturity of such Securities, an Officer's Certificate stating the Company's intention that, upon delivery of such Officer's Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

     Upon the deposit of money or Government Obligations, or both, in accordance with this Section, together with the documents required by clauses (x), (y) and
(z) above, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Security or Securities or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer's Certificate specified in clause (z), if required, shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits of this Indenture or of any of the covenants of the Company under Article III (except the covenants contained in Sections 3.01 and 3.02) or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 2.05, but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

     If payment at Stated Maturity of less than all of the Securities of any series is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 13.05 for selection for redemption of less than all the Securities of a series.

     In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section do not mature and are not to be redeemed within the 60-day period commencing with the date of the deposit of moneys or Government Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such securities to the effect that such deposit has been made and the effect thereof. Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 2.09, 2.10, 2.11, 3.02, 3.03, 6.07, 6.14, 13.03, 16.03 (as to notice of redemption), and this Article XI shall survive.

     The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Government Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Government Obligations or the principal or interest received in respect of such Government Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

     Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied or discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money or Government Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and
(b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 3.03.

     SECTION 11.02. Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a) no Securities remain Outstanding hereunder; and

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

     provided, however, that if, in accordance with the last paragraph of
     Section 11.01, any Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

     Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 2.09, 2.10, 2.11, 3.02, 3.03, 6.07, 6.14, 13.03, 16.03 (as to notice of redemption), and this Article XI shall survive.

     Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 6.07, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money and Government Obligations held by the Trustee pursuant to Section 11.03.

     SECTION 11.03. Application of Trust Money.

     Neither the Government Obligations nor the money deposited pursuant to
Section 11.01, nor the principal or interest payments on any such Government Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 3.03; provided, however, that, so long as there shall not have occurred and be continuing an Event of Default, any cash received from such principal or interest payments on such Government Obligations, if not then needed for such purpose, shall, to the extent practicable, be invested upon Company Request and upon receipt of the documents referred to in clause (y) of
Section 11.01 in Government Obligations of the type described in clause (b) in the first paragraph of Section 11.01 maturing at such times and in such amounts as shall be sufficient together with any other moneys and the principal of and interest on any other Government Obligations then held by the Trustee to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on


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

and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 6.07; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 6.07; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.


                                   ARTICLE XII

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS


     SECTION 12.01. Indenture and Securities Solely Corporate Obligations.

     No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or the Guarantor in this Indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor Person to the Company or the Guarantor, either directly or through the Company or any successor Person to the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.


                                  ARTICLE XIII

                            REDEMPTION OF SECURITIES


                  SECTION 13.01.    Applicability of Article.


     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified in or contemplated by Section 2.05 for Securities of any series) in accordance with this Article XIII.

     SECTION 13.02. Optional Tax Redemption.

     If (a) the Company or Yorkshire Group satisfies the Trustee prior to the giving of a notice as provided below that it has or will become obligated to pay

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

Additional Amounts with respect to the Securities of any series as a result of either (x) any change in, or amendment to, the laws or regulations of the Taxing Jurisdiction or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of the prospectus for the Trust Securities or (y) the issuance of Definitive Securities pursuant to either (i) in the event of the occurrence and continuance of an Event of Default with respect to such Securities, a written request from the Book-Entry Depositary upon instructions from owners of interest representing a majority in outstanding principal amount of the certificateless depository interests in the Global Security or Securities that such Securities be exchanged for one or more Definitive Securities, (ii) the unwillingness or inability of DTC to continue to hold the certificateless depository interests in the Global Security or Securities or DTC's ceasing to be a "clearing agency" registered under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, or (iii) the unwillingness or inability of the Book-Entry Depositary to continue to serve as the book-entry depository with respect to the Global Security or Securities and a successor is not appointed by the Company within 120 days and (b) such obligation cannot be avoided by the Company or Yorkshire Group taking reasonable measures available to it, then the Company shall have the right, at its option, upon not less than 30 days nor more than 60 days' written notice to the Holders of such series, to redeem such Securities, in whole but not in part, at the Redemption Price plus accrued and unpaid interest thereon, and Additional Amounts, if any, provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Guarantor or the Company would be obligated to pay such Additional Amounts were a payment in respect of such Securities then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate signed by a director of the Company stating that the obligation referred to in (a) above cannot be avoided by Yorkshire Group or the Company taking reasonable measures available to it, and the Trustee shall accept such certificate as sufficient evidence of the condition precedent set out in (b) above, in which event it shall be conclusive and binding on the Holders.

     SECTION 13.03. Notice of Redemption; Selection of Securities.

     In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the Holders of such Securities so to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     Each such notice of redemption shall specify the CUSIP number of the Securities to be redeemed, the date fixed for redemption, the redemption price at which


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

the Securities are to be redeemed (or the method by which such redemption price is to be calculated), the place or places of payment, that payment will be made upon presentation and surrender of the Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that the redemption is for a sinking or other fund, if such is the case, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of a series are to be redeemed the notice of redemption shall specify the numbers of the Securities to be redeemed. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

     The Redemption Price shall be paid prior to 12:00 noon, New York City time, on the redemption date specified in the notice of redemption given as provided in this Section, or such earlier time as the Company determines; provided that, prior to 10:00 a.m., New York City time, on such date of redemption, the Company shall deposit with the Trustee or with one or more Paying Agents an amount of money sufficient to redeem all the Securities so called for redemption at the appropriate Redemption Price, together with accrued interest to the date fixed for redemption.

     The Company will give the Trustee notice in writing not less than 45 days prior to the redemption date as to the aggregate principal amount of Securities of such series to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities or portions thereof (in integral multiples of $25, except as otherwise set forth in the applicable form of Security) to be redeemed.

     SECTION 13.04. Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, and Security shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, and in the case of the Registered Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 2.11.

     In any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.



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

     SECTION 13.05. Securities Redeemed in Part.

     Any Security (including any Global Security) which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee upon written direction shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the security so surrendered; provided, that if a Global Security is so surrendered, the new Global Security shall be in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.

                                   ARTICLE XIV

                           SUBORDINATION OF SECURITIES


     SECTION 14.01. Agreement to Subordinate.

     The Company covenants and agrees, and each Holder of Securities of each series issued hereunder likewise covenants and agrees, that the Securities shall be issued subject to the provisions of this Article XIV; and each Holder of the Securities of each series, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

     The payment by the Company of the principal of and premium, if any, and interest on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all amounts with respect to Senior Debt, whether outstanding at the date of this Indenture or thereafter incurred.

     No provision of this Article XIV shall prevent the occurrence of any Default or Event of Default hereunder.

     SECTION 14.02. Default on Senior Debt.

     In the event and during the continuation of (1) any default in any payment of principal, premium, interest or any other payment with respect to any Senior Debt, or (2) an event of default with respect to any Senior Debt resulting in the declaration of acceleration thereof which remains uncured, then, in either case, no payments with respect to the principal of, premium, if any, or interest, if any, on any Securities shall be made.

     In the event of the declaration of acceleration of any Securities of any series, the holders of all Senior Debt outstanding at the time of such declaration shall be entitled to receive payment in full of all amounts due in respect of such Senior Debt


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

(including any amounts due upon such declaration) before the Holders of Securities will be entitled to receive any payment upon the principal of, premium, if any, or interest, if any, on any of the Securities.

     In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraphs of this Section 14.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, but only to the extent of the amounts due in respect of such Senior Debt and only to the extent that the holders of the Senior Debt (or their representative or representatives or a trustee) notify the Trustee in writing, within 90 days of such payment, of the amounts then due and owing on such Senior Debt and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Senior Debt.

     SECTION 14.03. Liquidation; Dissolution; Bankruptcy.

     Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors, or marshaling of assets of the Company, whether voluntary or involuntary or any bankruptcy, insolvency, debt restructuring or similar proceedings in connection with any insolvency or bankruptcy proceeding of the Company, the holders of Senior Debt of the Company shall first be entitled to receive payment in full of principal of, premium, if any, and interest, if any, on such Senior Debt before the Holders of Securities will be entitled to receive or retain any payment in respect of the principal of, premium, if any, or interest, if any, on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled to receive from the Company, except for the provisions of this
Article XIV, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Debt of the Company (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Debt in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt, before any payment or distribution is made to the Holders or to the Trustee.

     In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Debt is paid in full, or provision is made for such payment in money in


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

accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Debt or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay such Senior Debt in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Debt.

     For purposes of this Article XIV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XIV with respect to the Securities to the payment of Senior Debt that may at the time be outstanding, provided that (i) such Senior Debt is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of such Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in
Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 14.03 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in Article X of this Indenture. Nothing in Section 14.02 or in this Section 14.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06 of this Indenture.

     SECTION 14.04. Subrogation.

     Subject to the payment in full of all amounts due in respect of Senior Debt, the rights of the Holders shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Debt of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article XIV, and no payment over pursuant to the provisions of this Article XIV to or for the benefit of the holders of such Senior Debt by Holders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Debt of the Company, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Debt. It is understood that the provisions of this Article XIV are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of such Senior Debt, on the other hand.



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

     Nothing contained in this Article XIV or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt of the Company, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Debt of the Company, as the case may be, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XIV of the holders of such Senior Debt in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company referred to in this Article XIV, the Trustee, subject to the provisions of Article VI of this Indenture, and the Holders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Debt and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIV.

     SECTION 14.05. Trustee to Effectuate Subordination.

     Each Holder by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XIV and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

     SECTION 14.06. Notice by the Company.

     The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XIV. Notwithstanding the provisions of this
Article XIV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XIV, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Debt or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the


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

notice provided for in this Section 14.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

     The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt of the Company, as the case may be (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Debt or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Debt to participate in any payment or distribution pursuant to this Article XIV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XIV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Upon any payment or distribution of assets of the Company referred to in this Article XIV, the Trustee and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIV.

     SECTION 14.07. Rights of the Trustee; Holders of Senior Debt.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XIV in respect of any Senior Debt at any time held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     With respect to the holders of Senior Debt of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XIV, and no implied covenants or obligations with respect to the holders of such Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of


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

such Senior Debt and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of such Senior Debt if it shall pay over or deliver to Holders, the Company or any other Person money or assets to which any holder of such Senior Debt shall be entitled by virtue of this
Article XIV or otherwise.

     Nothing in this Article XIV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

     SECTION 14.08. Subordination May Not Be Impaired.

     No right of any present or future holder of any Senior Debt of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article XIV or the obligations hereunder of the Holders of the Securities to the holders of such Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Debt, or otherwise amend or supplement in any manner such Senior Debt or any instrument evidencing the same or any agreement under which such Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Debt; (iii) release any Person liable in any manner for the collection of such Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.


                                   ARTICLE XV

                             GUARANTEE OF SECURITIES


     SECTION 15.01. Applicability of Article; Unconditional Guarantee.

     If, pursuant to Section 2.05, provision is made for the Guarantee of the Securities of any series by the Guarantor, then the provisions of this Article XV, with such modifications thereto as may be specified pursuant to Section 2.05 with respect to any Securities, shall apply to such Securities. The Guarantor hereby fully and unconditionally guarantees to each Holder of a Security of each series authenticated and delivered by the Trustee the due and punctual payment of the principal of (including any amount due in respect of original issue discount), premium, if any, and interest in respect of such Security (and any Additional Amounts payable in respect thereof) (subject to any extension of an interest payment period pursuant to Section 2.05), and the due and punctual payment of any sinking fund payments provided for pursuant to terms of such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such

Security and of this Indenture, regardless of any defense, right of set-off or counterclaim that the Guarantor may have or assert, except the defense of payment. The Guarantor's obligation to make a payment under this Article XV may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Company to pay such amounts to the Holders.

     To the extent permitted under applicable law, if any Holder or the Trustee is required by a final non-appealable judgment of any court or otherwise to return to either the Company or the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or the Guarantor, any amount paid by either the Company or the Guarantor to such Holder or the Trustee, any Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. To the extent permitted under applicable law, the Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article V for the purpose of any Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article V, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of any Guarantee.

     No past, present or future stockholder, officer, director, employee or incorporator of the Guarantor shall have any personal liability under the Guarantee set forth in this Section 15.01 by reason of his or its status as such stockholder, officer, director, employee or incorporator.

     The Guarantee set forth in this Section 15.01 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been authenticated by or on behalf of the Trustee by manual signature.

     SECTION 15.02. Waiver of Notice and Demand.

     The Guarantor hereby waives notice of acceptance of this guarantee and of any liability to which it applies or may apply, presentment, demand for payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, the Trustee or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     SECTION 15.03. Guarantor Obligations Not Affected.

     The obligations, covenants, agreements and duties of the Guarantor under this Article XV shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

     (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Company of any express or implied agreement, covenant, term or condition relating to the Securities to be performed or observed by the Company;

     (b) the extension of time for the payment by the Company of all or any portion of the interest on the Securities, the Redemption Price of any other sums payable under the terms of the Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Securities;

     (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Securities, or any action on the part of the Company granting indulgence or extension of any kind;

     (d) the voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Company or any of the assets of the Company;

     (e) any invalidity of, or defect or deficiency in, the Securities;

     (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

     (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor (other than payment of the underlying obligation), it being the intent of this Article XV that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

     There shall be no obligation of the Holders to give notice to, or obtain the consent of, the Guarantor with respect to the happening of any of the foregoing.

     SECTION 15.04. Execution of Guarantee.

     To evidence its guarantee to the Holders specified in Section 15.01, the Guarantor hereby agrees to execute the notation of the Guarantee in substantially the form set forth in Section 2.04 to be endorsed on each Security authenticated and delivered by the Trustee. The Guarantor hereby agrees that its Guarantee set forth in Section 15.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee. Each such notation of the Guarantee shall be signed on behalf of the Guarantor, by a director or officer, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the due authentication thereof by the Trustee hereunder, shall constitute due delivery of the Guarantee on behalf of the Guarantor. Such signature upon the notation of the Guarantee may be a manual or facsimile signature of any present, past or future such director or officer and may be imprinted or otherwise reproduced below the notation of the Guarantee, and in case any such director or officer who shall have signed the notation


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

of the Guarantee shall cease to be such director or officer before the Security on which such notation is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the notation of the Guarantee had not ceased to be such director or officer of the Guarantor.

     SECTION 15.05. Subrogation.

     The Guarantor shall be subrogated to all rights (if any) of the Holders against the Company in respect of any amounts paid to the Holders by the Guarantor under this Article XV with respect to any series of Securities; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Article XV with respect to a series of Securities if, at any time of such payment, any amounts are due and unpaid under such series of Securities. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

     SECTION 15.06. Independent Obligations.

     The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Company with respect to the Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make payments pursuant to the terms of the Securities notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 15.03 hereof.


                                   ARTICLE XVI

                                  SINKING FUNDS


     SECTION 16.01. Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.05 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 16.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

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

     SECTION 16.02. Satisfaction of Sinking Fund Payments with Securities.

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 3.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section 16.02, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Company through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund Redemption Price specified in such Securities.

     SECTION 16.03. Redemption of Securities for Sinking Fund.

     Not less than 30 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying (a) the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, (b) whether or not the Company intends to exercise its right, if any, to make an optional sinking fund payment with respect to such series on the next ensuing sinking fund payment date and, if so, the amount of such optional sinking fund payment, and (c) the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 16.02, and will also deliver to the Trustee any Securities to be so delivered. Such written statement shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such 30th day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect therefor and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section 16.03.

     Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 13.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 13.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 13.05, 13.06 and 13.07.

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

     The Trustee shall not redeem or cause to be redeemed any Security of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a default in payment of interest with respect to Securities of that series or an Event of Default with respect to the Securities of that series except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default, shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.06 or the default or Event of Default cured on or before the 30th day preceding the sinking fund payment date, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section 16.03 to the redemption of such Securities.


                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS


     SECTION 17.01. Consent to Jurisdiction; Appointment of Agent to Accept Service of Process

     (a) Each of the Company and the Guarantor irrevocably consents and agrees, for the benefit of the Holders from time to time of the Securities and the Trustee, that any civil legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Indenture, the Securities or any Guarantee may be brought in the Supreme Court of New York, New York County or the United States District Court for the Southern District of New York and any appellate court from either thereof and, until amounts due and to become due in respect of the Securities or any Guarantee have been paid, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any legal action, suit or proceeding for itself and in respect of its properties, assets and revenues and agrees to file such consents with such authorities as may be required to irrevocably evidence such agreement.

     (b) Each of the Company and the Guarantor has irrevocably designated, appointed, and empowered CT Corporation System, acting through its office at 1633 Broadway, New York, New York 10019, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents which may be served in any legal action, suit or proceeding brought against the Company or the Guarantor in any United States or state court. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, each of the Company and the Guarantor agrees to designate a new designee, appointee and agent in the Borough of Manhattan, The City of New York on the terms and for the purposes of this Section 17.01

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

satisfactory to the Trustee. Each of the Company and the Guarantor further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any legal action, suit or proceeding against the Company or the Guarantor by serving a copy thereof upon the relevant agent for service of process referred to in this Section 17.01 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to each of the Company or the Guarantor at its address specified in or designated pursuant to this Indenture. Each of the Company and the Guarantor agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the holders of the Securities and the Trustee, to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company or the Guarantor or bring legal actions, suits or proceedings against the Company or the Guarantor in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Company and the Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the Supreme Court of New York, New York County or the United States District Court for the Southern District of New York and any appellate court from either thereof and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     (c) To the extent that the Company or the Guarantor may in any jurisdiction claim for itself or its assets immunity (to the extent such immunity may now or hereafter exist, whether on the grounds of sovereign immunity or otherwise) from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process (whether through service or notice or otherwise), and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), the Company and the Guarantor irrevocably agrees with respect to any matter arising under the Indenture for the benefit of the Holders from time to time of the Securities, not to claim, and irrevocably waives, such immunity to the full extent permitted by the laws of such jurisdiction.

     (d) If for the purpose of obtaining a judgment or order in any court it is necessary to convert a sum due hereunder to the holder of any Security from U.S. dollars into another currency, each of the Company and the Guarantor has agreed, and each holder by holding such Security will be deemed to have agreed, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures such Holder could purchase U.S. dollars with such other currency in The City of New York on the Business Day preceding the day on which final judgment is given.

     (e) The obligation of the Company and the Guarantor in respect of any sum payable by it to the holder of a Security shall, notwithstanding any judgment or order in a currency (the "judgment currency") other than U.S. dollars, be discharged only to the extent that on the Business Day following receipt by the Holder of such security of any sum, adjudged to be so due in the judgment currency, the Holder of such Security may in accordance with normal banking procedures purchase U.S. dollars with the judgment currency; if the amount of U.S. dollars so purchased is less than the sum originally due to the holder of such Security in the judgment currency (determined in the manner set forth in the preceding paragraph), each of the Company and the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Holder of such Security against such loss, and if the amount of the U.S. dollars so purchased exceeds the sum originally due to the Holder of such Security, such Holder agrees to remit to the Company or the Guarantor such excess, provided that such Holder shall have no obligation to remit any such excess as long as the Company or the Guarantor shall have failed to pay such Holder any obligations due and payable under such Security, in which case such excess may be applied to such obligations of the Company or the Guarantor under such Security in accordance with the terms thereof. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.

     SECTION 17.02. Successors.

     All the covenants, stipulations, promises and agreements in this Indenture contained by the Company and the Guarantor shall bind their successors and assigns whether so expressed or not.

     SECTION 17.03. Official Acts by Successor Corporation.

     Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

     SECTION 17.04. Execution in Counterparts.

     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.


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

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers, directors or signatories duly authorized thereto, as of the day and year first above written.

                                         YORKSHIRE POWER FINANCE LIMITED


                                         By_________________________________
                                         Name:
                                         Title:



                                         YORKSHIRE POWER GROUP LIMITED


                                         By_________________________________
                                         Name:
                                         Title:



                                         THE BANK OF NEW YORK,
                                         as Trustee, Principal Paying, Security
                                         Registrar and Transfer Agent


                                         By_________________________________
                                         Name:
                                         Title:


                                         BANQUE GENERALE DU LUKEMBOURG S.A.,
                                         as Paying Agent and Transfer Agent


                                         By_________________________________
                                         Name:
                                         Title:




                                       92